Exhibit 99.1

1 August 2015 Investor Presentation

2 SAFE HARBOR During the course of this presentation the Company will be making forward - looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc . and its subsidiaries operate . Such statements may include, but are not limited to, statements about the Company's ability to integrate its acquisition of EQ — The Environmental Quality Company (EQ), expected synergies from the transaction, projections of the financial results of the combined company and other statements that are not historical facts . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by US Ecology, EQ and their respective subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, the integration and performance of acquisitions (including the acquisition of EQ) and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission . For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc . 's December 31 , 2014 Annual Report on Form 10 - K and other reports filed with the Securities and Exchange Commission . Many of the factors that will determine the Company's future results are beyond the ability of management to control or predict . Readers should not place undue reliance on forward - looking statements, which reflect management's views only as of the date such statements are made . The Company undertakes no obligation to revise or update any forward - looking statements, or to make any other forward - looking statements, whether as a result of new information, future events or otherwise . Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward - looking information include a loss of a major customer or contract, compliance with and changes to applicable laws, rules, or regulations, access to cost effective transportation services, access to insurance, surety bonds and other financial assurances, loss of key personnel, lawsuits, labor disputes, adverse economic conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, implementation of new technologies, market conditions, average selling prices for recycled materials, our ability to replace business from recently completed large projects, our ability to perform under required contracts, our ability to permit and contract for timely construction of new or expanded disposal cells, our willingness or ability to pay dividends and our ability to effectively close, integrate and realize anticipated synergies from future acquisitions, which can be impacted by the failure of the acquired company to achieve anticipated revenues, earnings or cash flows, assumption of liabilities that exceed our estimates, potential compliance issues, diversion of management's attention or other resources from our existing business, risks associated with entering product / service areas in which we have limited experience, increases in working capital investment, unexpected capital expenditures, potential losses of key employees and customers of the acquired company and future write - offs of intangible and other assets, including goodwill, if the acquired operations fail to generate sufficient cash flows .

3 (4) Mexico Québec (3) (2) Landfills Treatment & Recycling Services Headquarters US ECOLOGY OVERVIEW Vision: To be the premier North American provider of environmental services where the highest caliber people work delivering sustainable solutions for our customers and long term value for stockholders and the communities in which we live and operate  Fully integrated North American Environmental Services provider  Unique and Irreplaceable Assets with Robust Waste Permits  Diverse, blue chip customer base across a broad range of industries with over 7,000 Customers  60 + year Commitment to Health, Safety and the Environment  Strong financial performance

4 $24 Billion Industry Strong Growth Drivers Considerable Barriers to Entry  Government regulation  Track Record of execution  Capex requirements  Talented professionals  Regulation  Industrial  Commercial  Government Environmental Services: Hazardous Waste Field & Industrial Services  $10 billion market  Provides treatment, disposal & recycling services  Radioactive waste constitutes $1 billion  $14 billion market  Consists of cleanup of operating facilities  Government agencies a major customer Retail LTL Industrial Cleaning & Maintenance In - Plant Total Waste Management Terminal Services Petroleum Services Airport Environmental Services Remediation & Construction Sewer Inspection & Maintenance Emergency Response Household Hazardous Waste Collection Lab - Pack TSDFs / Brokers Other Environmental Services Companies Truck & Rail Services Treatment, Storage & Disposal Facilities (“TSDFs”) Wastewater Treatment Facilities Mobile Recycling Operation Hazardous Landfill Solvent Recycling Oil Recycling Incineration Fuel Blending Non - Haz Landfill Cement Kiln Waste - to - Energy Sourcing from Intermediaries Direct Sourcing Waste Generation Services Transfer, Storage & Treatment Disposal Infrastructure Support

5 Hazardous Waste is Generated by Diverse End Markets Aerospace / Defense Paint Sludge / Radium Industry Example Waste Streams Industrial Manufacturing Steel & Aluminum Precious Metals Oil Exploration & Production Utilities Acids & Caustics, Heavy Metals Emission Control, Dust, Spent Pot Liners Mercury, Crucible Waste, Unused Chemicals Spent Catalysts, Refinery Tank Bottoms, Drill Cuttings Unused Household Chemicals, Sludge from Battery Production, Heavy Metals from Pigments Consumer Products PCBs, Decommissioned Transformer Waste Etching Solutions for Semiconductors Technology PCBs, Radioactive Government

6 US Ecology Focuses on the Most Complex Waste Streams Waste Stream Pricing Continuum Price per Ton MSW LLRW Refinery Sludges / Catalysts Hazardous Containerized Fission Products / SNM Hazardous Debris NORM PCB / Hazardous Solids High Low Volume Low High Non Haz / State Regulated TENORM Heavy Metals High Level Radium 6

7 Our Transformation… Limited Geographic Footprint Acquire Valuable Assets Narrow Service Offering (Haz/Rad Waste Disposal) Event - Centric, Customer - Concentrated Model Limited Growth Prospects Given Idaho Focus National TSDF Footprint Broad Service Capabilities Flexible & Diversified Business Model Ability to Support Customer Needs is Driving Growth Expand Permits / Services Invest in Infrastructure Execute x x x x Dynecol Creating the Premier North American Provider of Environmental Services Our Strategy “Then” – 2008 Today – 2015

8 …Into a North American Leader ■ 5 Haz/Non - Haz Landfills ■ 1 Radioactive Waste Landfill ( Class A, B, C) ■ 21 Treatment & Recycling Facilities 1 ■ Rail - accessible Facilities & Infrastructure ■ 26 Field & Industrial Services Centers 1 Five treatment facilities and one recycling facility co - located with disposal sites (4) Mexico Québec (3) (2) Landfills Treatment & Recycling Services Headquarters

9 A Full Service Platform Technical Services Emergency Response Remedial Construction Packaging & Collection Brokering Transportation Beneficial Re - use Thermal Recycling Incineration Treatment & Disposal Field / On - Site Services x Customer - Centric Approach x National TSDF Footprint x Broad Set of Environmental Service Solutions x Emphasis on Solving Customer Needs Field & Industrial Services Environmental Services 34% 66% Field & Industrial Services Environmental Services US Ecology Business Mix YTD Revenue June 30, 2015 Services not offered by USE

10 Coast to Coast Disposal Network ■ Facilities Positioned throughout North America ▪ 5 Haz / Non - Haz Landfills (All Co - Located with Treatment ) ▪ 1 Radioactive Waste Landfill (Class A, B, C) ■ Located near Industrial Centers in the West, Northeast, Midwest and Gulf Regions ■ Broad Range of Permits and Acceptance Criteria ■ Infrastructure to Support High Volume Transfer ■ Rail and Truck Access Idaho (Grand View) Washington (Richland) Radioactive Landfill Michigan (Belleville) Nevada (Beatty) Texas (Robstown) Stablex (Quebec - Blainville)

11 Large Treatment Network ■ F acilities throughout the Northeast, Midwest, West, South and Gulf regions ■ Five co - located with disposal facilities ■ Ability to manage a wide range of liquid and solid waste streams ■ Broad range of de - characterization and de - listing capabilities ■ State - of - the - Art Air Handling 14 Treatment Facilities Located at Landfills • Idaho • Michigan • Nevada • Quebec • Texas Standalone • Michigan (2) • Ohio • Penn. • Illinois • Alabama • Oklahoma • Georgia • Florida Michigan (Detroit) Treatment / Stabilization and WWT Penn., Ohio and Illinois Liquid and Solid Waste Treatment Nevada (Beatty) Treatment / Stabilization

12 Recycling ■ Seven recovery / recycling operations in the Gulf, Midwest, Northeast and Southern Regions ■ Market Oriented Solutions: ▪ Thermal Desorption – Oil / Catalyst Recovery ▪ Solvent Distillation – Airline De - icing, Other Solvents ▪ Mobile Distillation – On - site Solvent Recovery for Manufacturing facilities in the South and Midwest ▪ Selective Precipitation – Valuable Metals Recovery Resource Recovery Glycol & NMP Solvent Recycling (MI) Two Airport Recovery Sites (MN & PA) Texas (Robstown) Thermal Recycling North Carolina (Mt. Airy) Mobile Solvent Recovery – South & Midwest Pennsylvania (York) Ohio (Canton) Selective Precipitation Metals Recovery

13 Field Services Remediation Management of remedial construction projects from start to finish Retail End - to - end management of retail hazardous waste programs Transportation & Logistics Transport of waste from point of generation to ultimate disposal Lab Pack Small quantity chemical management services Total Waste Management Outsourced management, tracking and reporting all waste streams for generators LTL / HHW Household hazardous waste collection and Less - than - truckload container management

14 Industrial Services ■ Agreement to sell Allstate Power Vac., acquired as part of EQ ▪ Cash consideration of approximately $58 million (before adjustments for working capital and capital expenditures) ▪ Represents 11 % of YTD revenue, 3% YTD Adjusted EBITDA (majority of “stand alone” industrial services business) ▪ Expect to use cash to pay down indebtedness ▪ Neutral to slightly accretive to free cash flow ▪ Expected to close fourth quarter of 2015 ▪ Accretive to full year and fourth quarter results excluding $6.7 million noncash goodwill impairment ■ Remaining industrial services include Greater Michigan area industrial services business and on - site terminal services Refinery Services Tank farm cleaning and maintenance, centrifugation Marine & Terminal Services 24/7 spill response. Containment booming, saltwater intake cleaning and de - silting Industrial Cleaning Maintenance and cleaning services for industrial facilities

15 Organic & Inorganic Growth Opportunities Build on Robust Waste Handling Infrastructure Leverage Regulatory Expertise Provide Unequalled Customer Service Generate Sustainable Increases in EPS and Cash F low Focus on High Value Waste Streams  Target high margin, niche waste streams  Develop new markets and services  Drive volumes to profit from inherent operating leverage  Build base business  Increase win rate on clean - up project pipeline  Expand current permit capabilities  Seek new permits for service expansion  Capitalize on evolving regulatory environment  Take advantage of cross - border , import - export expertise  Introduce new treatment technologies  Maximize throughput at all facilities  Develop low cost airspace  Utilize transportation assets  Expand thermal recycling  Customer - centric focus  Listening to customers is critical to success  Research solutions for customer challenges Focused Acquisition Strategy  Expand TSDF footprint  Invest in services that drive growth and margin to Environmental Services Business  Preserve flexibility Focus on High Value Waste Streams

16 Financial Overview

17 ($ in Millions) Revenue Growth (YoY) $105 $155 $169 $201 $447 [VALUE] $0 $100 $200 $300 $400 $500 2010 2011 2012 2013 2014 2015 Revenue Q2 YTD ‘15 48% 9% 19% 122% 131% (1) (1) Based on Q2 YTD ‘15 YoY comparison Growing Revenue & Adj. EBITDA (2) See definition and reconciliation of Adjusted EBITDA on pages 28 - 35 of this presentation (3) Based on Q2 YTD ’15 year to date margin and includes $2.0 million of business development expenses $31 $50 $58 $71 $109 $59 $0 $20 $40 $60 $80 $100 $120 $140 $160 2010 2011 2012 2013 2014 2015 ($ in Millions) Adj. EBITDA (2) 32% 35% 24% 21% Adj. EBITDA Margin (3) 34% $128 $132 2015 Guidance Range Q2 YTD ‘15

18 Track Record for Extracting Returns in Acquisitions Return on Invested Capital Return on Equity 25% 25% 15% 13% 20% 23% 19% 16% 15% 2007 2008 2009 2010 2011 2012 2013 2014 2015 Stablex Acquisition EQ Acquisition (1) Includes EQ results for the four quarters ended December 31, 2014 (2) Includes EQ results for the four quarters ended June 30, 2015 and excludes $6.7 million non - cash goodwill impairment charge reco rded in Q2 - 15 (1) 17% 19% 14% 12% 12% 15% 17% 6% 7% 2007 2008 2009 2010 2011 2012 2013 2014 2015 (2) (1) (2)

19 Strong Free Cash Flow Cash on hand: $13.1 million Net Borrowing’s outstanding: $347.7 million Free Cash Flow (1) ($ in Millions) $18 $13 $7 $27 $27 $30 $47 $21 $0 $10 $20 $30 $40 $50 $60 2008 2009 2010 2011 2012 2013 2014 2015 Q2 YTD‘15 $47 $51 2015 Guidance Range  Continued repayment of debt will accrue to cash flow and EPS over time  Capex investments continue to support future growth and stable operations  Attractive Dividend $0.72 - Yield ~ 1.4% (1) Free cash flow is calculated as net income plus/(minus) foreign currency losses/(gains), plus non - cash impairment charges, p lus depreciation and amortization, plus stock compensation expenses, plus closure/post - closure accretion/adjustments, less capital expenditures Cash and Debt (as of 6/30/15)

20 20 2014 Financial Review 1 See definition and reconciliation of Adjusted EBITDA and Adjusted earnings per share on pages 28 - 35 of this presentation or at tached as Exhibit A to our earnings release filed with the SEC on Form 8 - K  Total revenue of $447.4 million compared with $201.1 million; EQ assets contributed $228.2 million from mid - year close  Gross profit was $145.8 million, up from $79.0 million; EQ contributed $57.4 million from close on June 17 th  SG&A was $73.3 million compared with $26.1 million; EQ had $38.9 million in SG&A expenses  Operating income was $72.5 million, up from $52.9 million in 2013; EQ contributed $18.5 million of operating income  Net income was $38.2 million, up from $32.2 million in 2013  Adjusted EPS 1 was $2.02 per share, up from $1.82 per share in 2013; EQ contributed approximately $0.20 per share  Adjusted EBITDA 1 was $109.0 million, up from $71.2 million in 2013; EQ contributed $35.6 million of Adjusted EBITDA 1 - Includes $6.4 million of business development costs

21 21 2014 Pro Forma Results  EQ first half results (prior to ownership) impacted by normal seasonality and severe weather conditions  Deferment of work pushed into second half results  EQ saw a significant improvement in results post US Ecology ownership  Pro forma EQ 1 results would have been break even to EPS in 2014; actual results show $0.20 accretion  Pro forma 1 combined company 2014 EPS would have been $1.72 vs. $2.02 adjusted EPS as reported  Pro forma 1 net income was $37.3 million 1 See reconciliation of pro forma revenue, eps and Adjusted EBITDA on pages 36 - 38 of this presentation

22 2014 Pro Forma Results P: Pro Forma; A: Actual; H1: First Half; H2: Second Half 1 See reconciliation of pro forma revenue, eps and Adjusted EBITDA on pages 36 - 38 of this presentation $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 H1 '14 H2 '14 2014 P 2014 A Pro Forma Adjusted EBITDA USE EQ Actual 2014 $53,539 $72,822 $126,361 $108,976

Q2 '15 YTD Financial Review

- Total revenue was $276.4 million compared with $119.4 million last year
  - EQ assets contributed $173.8 million; $14.6 million last year (13 days)
- Gross profit was $81.3 million, up from $47.3 million
  - EQ contributed $41.1 million, up from $3.9 million (13 days)
  - ES gross profit was $67.4 million, up from $45.1 million same period last year
  - Legacy US Ecology was $40.2 million, down 7% from Q2 '14 YTD on lower volumes
  - Legacy US Ecology T&D margin was 48%, down from 49% in Q2 '14 YTD
- SG&A was $47.6 million compared with $20.8 million
  - EQ contributed $30.2 million, up from $2.3 million (13 days)
- Operating income was $27.0 million, up from $26.5 million
  - Q2 '15 YTD includes $6.7 million of impairment charges
  - EQ contributed $4.3 million of operating income (including $6.7 million of impairment charges) during Q2 '15 YTD, up from $1.6 million (13 days)
  - Q2 '15 YTD includes intangible amortization of approximately $6.0 million
- Net income was $8.0 million, down from $16.2 million
  - Q2 '15 YTD includes $6.7 million of impairment charges (not deductible for income tax purposes)
- Adjusted EPS[1] was $0.75 per share, down from $0.94 per share
- Adjusted EBITDA[1] was $58.7 million, up from $37.4 million
  - EQ contributed $26.5 million of adjusted EBITDA[1] , up from $2.8 million (13 days)

[1]See definition and reconciliation of adjusted EBITDA and adjusted earnings per share on pages 28 – 35 of this presentation or attached as Exhibit A to our earnings release filed with the SEC on Form 8-K

[2]See reconciliation of pro forma revenue, eps and adjusted EBITDA on pages 36-38 of this presentation

23 US ecology | Unequaled service. Solutions you can trust.

24 ■ Reaffirming Full Year 2015 Guidance – excluding divestiture of Allstate − Diluted Earnings Per Share 1 estimated between $1.76 to $1.92; guiding to upper end of the range − Adjusted EBITDA 1 estimated to range from $ 128 to $ 132 million • In line with previously issued guidance for continuing operations (excluding Allstate for full year) • Compares to previous guidance of $137 to $143 million including Allstate ■ Base Business Remains S trong ■ Event Pipeline Strong and Improving − Solid projects currently shipping − Contract wins expected to backfill second half ■ Capital Expenditures Revised Downward to $3 4 to $39 million − Previous guidance of $40 to $45 million − Includes capital expenditures for Allstate for expected ownership period − $19.4 million of capital investment in first six months of 2015 24 2015 Business Outlook 1 Guidance excludes non - cash foreign currency translation gains or losses, goodwill impairment charges and business development expenses

25 US Ecology Investment Highlights  Unique and high value set of disposal assets  Highly leveragable business model with earnings upside  Experienced management team with strong execution track record  Strong cash flow generation  Attractive dividend yield at 1.4%  Strong balance sheet  EQ acquisition provides levers for future growth

26 Appendix

27 Environmental Services Segment (“ES”)  Provides hazardous and non - hazardous materials management services at Company - owned treatment and disposal facilities  Services include waste disposal, treatment, recycling and transportation  Key assets include: ― 5 hazardous waste landfills ― 1 commercially licensed radioactive waste landfill ― 21 Treatment and Recycling Facilities  Included in this segment:  Legacy US Ecology business  Legacy EQ’s treatment, disposal and recycling facilities  2014 Statistics for ES Segment (includes legacy EQ ES results from acquisition date)  Revenue: $311.8 million  Adjusted EBITDA 1 : $115.2 million  Adjusted EBITDA Margin : 37% 27 Field and Industrial Services (“FIS”)  Field Services: Provides packaging, collection and waste management solutions at customer sites and our 10 - day storage facilities  Sample services include: ― LTL Collection ― Lab pack ― Transportation ― Onsite total waste management ― Retail services ― Remediation  Industrial Services: Provides specialty cleaning, maintenance and excavation services at customers’ industrial sites  Sample Services include: ― Industrial Cleaning ― Refinery services / tank cleaning ― Hydro - excavation ― Decontamination services ― Sewer Rehabilitation ― Emergency response services  Performed through 26 service centers  2014 Statistics for FIS Segment (acquired in June 2014)  Revenue: $135.6 million  Adjusted EBITDA 1 : $16.6 million  Adjusted EBITDA Margin: 12% Corporate  Cost center providing sales and administrative support across segments  2014 Adjusted EBITDA1: ($22.8) million Segment Overview 1 See definition and reconciliation of Adjusted EBITDA and Adjusted earnings per share on pages 28 - 35 of this presentation

28 US Ecology reports adjusted EBITDA, adjusted earnings per diluted share, pro forma Adjusted EBITDA, pro forma earnings per diluted per share and pro forma revenue results, which are non - GAAP financial measures, as a complement to results provided in accordance with generally accepted accounting principles in the United States (GAAP) and believes that such information provides analysts, stockholders, and other users information to better understand the Company’s operating performance . Because adjusted EBITDA, adjusted earnings per diluted share, pro forma Adjusted EBITDA , pro forma earnings per diluted per share and pro forma revenue are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations they may not be comparable to similar measures used by other companies . Items excluded from adjusted EBITDA, adjusted earnings per diluted share, pro forma Adjusted EBITDA , pro forma earnings per diluted per share and pro forma revenue are significant components in understanding and assessing financial performance . Adjusted EBITDA, adjusted earnings per diluted share, pro forma Adjusted EBITDA , pro forma earnings per diluted per share and pro forma revenue should not be considered in isolation or as an alternative to, or substitute for, revenue, net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity . Adjusted EBITDA , adjusted earnings per diluted share, pro forma Adjusted EBITDA , pro forma earnings per diluted per share and pro forma revenue have limitations as analytical tools and should not be considered in isolation or a substitute for analyzing our results as reported under GAAP . 28 Adjusted and Pro Forma EBITDA, EPS & Revenue

29 Adjusted EBITDA The Company defines adjusted EBITDA as net income before interest expense, interest income, income tax expense, depreciation, amortization, stock based compensation, accretion of closure and post - closure liabilities, foreign currency gain/loss, non - cash impairment charges and other income/expense, which are not considered part of usual business operations . Adjusted Earnings Per Diluted Share The Company defines adjusted earnings per diluted share as net income plus the after tax impact of non - cash, non - operational impairment charges and foreign currency gains or losses (“Foreign Currency Gain/Loss”) plus the after tax impact of business development costs divided by the number of diluted shares used in the earnings per share calculation . Impairment charges excluded from the earnings per diluted share calculation are related to the Company’s decision to explore strategic alternatives for our Industrial Services business . The Foreign Currency Gain/Loss excluded from the earnings per diluted share calculation are related to intercompany loans between our Canadian subsidiary and the U . S . parent which have been established as part of our tax and treasury management strategy . These intercompany loans are payable in Canadian dollars (“CAD”) requiring us to revalue the outstanding loan balance through our consolidated income statement based on the CAD/United States currency movements from period to period . We believe excluding the currency movements for these intercompany financial instruments provides meaningful information to investors regarding the operational and financial performance of the Company . Business development costs relate to expenses incurred to evaluate businesses for potential acquisition or costs related to closing and integrating successfully acquired businesses . We believe excluding these non - cash impairment charges, foreign currency movements for intercompany financial instruments and business development costs provides meaningful information to investors regarding the operational and financial performance of the Company . 29 Definitions of Adjusted EBITDA and EPS

30 30 Financial Results: Q2‘15 vs. Q2‘14 1 Includes pre - tax Business Development expenses of $0.2 million and $5.1 million for the three months ended June 30, 2015 and 2014, respectively amounts in thousands except per share data 2015 2014 $ Change % Change Revenue $ 139,732 $ 66,019 $ 73,713 111.7% Gross profit 41,470 25,145 16,325 64.9% SG&A 1 22,675 14,127 Impairment charges 6,700 - 6,700 n/m Operating income 1 12,095 11,018 1,077 9.8% Interest expense, net (5,427) (819) (4,608) 562.6% Foreign currency gain 292 743 (451) -60.7% Other 233 170 63 37.1% Income before income taxes 7,193 11,112 (3,919) -35.3% Income tax expense 5,055 4,247 808 19.0% Net income $ 2,138 $ 6,865 $ (4,727) -68.9% Earnings per share: Basic $ 0.10 $ 0.32 $ (0.22) -68.8% Diluted $ 0.10 $ 0.32 $ (0.22) -68.8% Shares used in earnings per share calculation: Basic 21,617 21,528 Diluted 21,748 21,667 Adjusted EBITDA Reconciliation Net income 2,138$ 6,865$ Income tax expense 5,055 4,247 Interest expense, net 5,427 819 Foreign currency gain (292) (743) Other income (233) (170) Impairment charges 6,700 - Depreciation and amortization 7,656 4,573 Amortization of intangibles 3,304 862 Stock-based compensation 627 255 Accretion and non-cash adjustments of closure & post-closure obligations 1,042 386 Adjusted EBITDA 1 31,424$ 17,094$ 14,330$ 83.8% Three Months Ended June 30,

31 31 Financial Results: Q2‘15 vs. Q2‘14 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation per share per share Net income / earnings per diluted share 2,138$ 0.10$ 6,865$ 0.32$ Adjustments, net of tax: Impairment charges 6,700 0.31 - - Non-cash foreign currency translation gain (224) (0.01) (762) (0.04) Business development costs 146 - 4,039 0.19 Adjusted net income / adjusted earnings per diluted share 8,760$ $ 0.40 10,142$ $ 0.47 Shares used in earnings per diluted share calculation 21,748 21,667 Three Months Ended June 30, 2015 2014

32 32 Financial Results: Q2 ‘15 Adjusted EBITDA 1 Includes pre - tax Business Development expenses of $0.2 million for the three months ended June 30, 2015 (in thousands) Legacy US Ecology Legacy EQ Consolidated US Ecology Net Income (loss) 4,131$ (1,993)$ 2,138$ Income tax expense 2,249 2,806 5,055 Interest expense, net 5,420 7 5,427 Foreign currency gain (292) - (292) Other income (164) (69) (233) Impairment charges - 6,700 6,700 Depreciation and amortization 3,483 4,173 7,656 Amortization of intangibles 318 2,986 3,304 Stock-based compensation 505 122 627 Accretion and non-cash adjustments of closure & post-closure obligations 439 603 1,042 Adjusted EBITDA 1 16,089$ 15,335$ 31,424$ Three Months Ended June 30, 2015

33 33 Financial Results: Q2’15 YTD vs. Q2’14 YTD 1 Includes pre - tax Business Development expenses of $2.0 million and $5.3 million for the six months ended June 30, 2015 and 2014, respectively amounts in thousands except per share data 2015 2014 $ Change % Change Revenue $ 276,383 $ 119,373 $ 157,010 131.5% Gross profit 81,314 47,265 34,049 72.0% SG&A 1 47,568 20,763 Impairment charges 6,700 - 6,700 n/m Operating income 1 27,046 26,502 544 2.1% Interest expense, net (11,080) (861) (10,219) 1186.9% Foreign currency loss (775) (197) (578) 293.4% Other 769 256 513 200.4% Income before income taxes 15,960 25,700 (9,740) -37.9% Income tax expense 7,957 9,474 (1,517) -16.0% Net income $ 8,003 $ 16,226 $ (8,223) -50.7% Earnings per share: Basic $ 0.37 $ 0.75 $ (0.38) -50.7% Diluted $ 0.37 $ 0.75 $ (0.38) -50.7% Shares used in earnings per share calculation: Basic 21,600 21,503 Diluted 21,719 21,632 Adjusted EBITDA Reconciliation Net Income 8,003$ 16,226$ Income tax expense 7,957 9,474 Interest expense, net 11,080 861 Foreign currency loss 775 197 Other income (769) (256) Impairment charges 6,700 - Depreciation and amortization 15,135 8,412 Amortization of intangibles 6,606 1,215 Stock-based compensation 1,089 525 Accretion and non-cash adjustments of closure & post-closure obligations 2,077 716 Adjusted EBITDA 1 58,653$ 37,370$ 21,283$ 57.0% Six Months Ended June 30,

34 34 Financial Results: Q2‘15 YTD vs . Q2’14 YTD (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation per share per share Net income / earnings per diluted share 8,003$ 0.37$ 16,226$ 0.75$ Adjustments, net of tax: Impairment charges 6,700 0.31 - - Non-cash foreign currency translation (gain) loss 434 0.02 (56) - Business development costs 1,230 0.05 4,202 0.19 Adjusted net income / adjusted earnings per diluted share 16,367$ $ 0.75 20,372$ $ 0.94 Shares used in earnings per diluted share calculation 21,719 21,632 Six Months Ended June 30, 2015 2014

35 35 Financial Results: Q2 ’15 YTD Adjusted EBITDA 1 Includes pre - tax Business Development expenses of $2.0 million for the six months ended June 30, 2015 (in thousands) Legacy US Ecology Legacy EQ Consolidated US Ecology Net income 7,926$ 77$ 8,003$ Income tax expense 3,713 4,244 7,957 Interest expense, net 10,905 175 11,080 Foreign currency loss 775 - 775 Other income (545) (224) (769) Impairment charges - 6,700 6,700 Depreciation and amortization 6,945 8,190 15,135 Amortization of intangibles 634 5,972 6,606 Stock-based compensation 880 209 1,089 Accretion and non-cash adjustments of closure & post-closure obligations 878 1,199 2,077 Adjusted EBITDA 1 32,111$ 26,542$ 58,653$ Six Months Ended June 30, 2015

36 36 Pro forma Results: Revenue 1 1 Pro forma revenue reflects revenue as if the EQ transaction had occurred on January 1, 2014 For the Six Months For the Six Months For the Year (in thousands) 3/31/2014 6/30/2014 Ended 6/30/2014 9/30/2014 12/31/2014 Ended 12/31/2014 Ended 12/31/2014 Legacy US Ecology revenue 53,354$ 51,495$ $ 104,849 59,755$ 56,269$ $ 116,024 $ 220,873 Less: intercompany revenue with legacy EQ (186) (97) (282) (187) (1,481) (1,668) (1,950) Legacy US Ecology pro forma revenue 53,168$ 51,398$ $ 104,567 59,568$ 54,788$ $ 114,356 $ 218,923 Legacy EQ revenue 84,965$ 97,771$ $ 182,736 111,326$ 102,386$ $ 213,713 $ 396,448 Less: intercompany revenue with legacy US Ecology (59) (48) (107) - - - (107) US Ecology pro forma revenue 84,906$ 97,723$ 182,629$ 111,326$ 102,386$ 213,713$ 396,341$ US Ecology consolidated pro forma revenue 138,074$ 149,121$ 287,195$ 170,894$ 157,174$ 328,069$ 615,264$ For the quarter ended For the quarter ended

Pro forma Results: Earnings Per Share[1]

(In thousands, except per share data)	For the quarter ended 3/31/2014	per share	For the quarter ended 6/30/2014	per share	For the six months Ended 6/30/2014	per share	For the quarter ended 9/30/2014	per share	For the quarter ended 12/31/2014	per share	For the six months Ended 12/31/2014	per share	For the year Ended 12/31/2014	per share
Legacy US Ecology net income / earnings per diluted share	$ 9,361	$ 0.44	$ 5,959	$ 0.28	$ 15,321	$ 0.71	$ 9,836	$ 0.45	$ 7,782	$ 0.36	$ 17,618	$ 0.81	$ 32,939	$ 1.52
Business development costs, net of tax	120	0.01	3,127	0.14	3,247	0.15	211	0.01	514	0.02	725	0.03	3,972	0.18
Less: intercompany transactions with legacy EQ, net of tax	(81)	(0.00)	(30)	(0.00)	(111)	(0.01)	-	-	-	-	-	-	(111)	(0.01)
Plus: pro forma unused LOC fees, net of tax	26	0.00	493	0.02	519	0.02	-	-	-	-	-	-	519	0.02
Legacy US Ecology pro forma net income/ earnings per diluted Share	$ 9,426	$ 0.44	$ 9,549	$ 0.44	$ 18,975	$ 0.88	$ 10,047	$ 0.46	$ 8,296	$ 0.38	$ 18,343	$ 0.84	$ 37,318	$ 1.72
Legacy EQ net income/earnings per diluted share	$ (3,324)	$ (0.15)	$ (19,721)	$ (0.91)	$ (23,045)	$ (1.06)	$ 3,496	$ 0.16	$ 895	$ 0.04	$ 4,391	$ 0.20	$ (18,654)	$ (0.86)
Plus: seller transaction/business development costs, net of tax	437	0.02	13,469	$ 0.62	13,906	0.64	-	-	-	-	-	-	13,906	$ 0.64
Plus: management fees and other adjustments, net of tax	118	0.01	2,179	$ 0.10	2,296	0.11	-	-	-	-	-	-	2,296	$ 0.11
Plus: legacy EQ interest expense, net of tax	1,096	0.05	1,454	$ 0.07	2,551	0.12	-	-	-	-	-	-	2,551	$ 0.12
Less: pro forma interest expense on new credit facility, net of tax	(2,801)	(0.13)	(2,426)	$ (0.11)	(5,227)	(0.24)	-	-	-	-	-	-	(5,227)	$ (0.24)
Plus: legacy EQ intangible amortization, net of tax	2,395	0.11	4,746	$ 0.22	7,141	0.33	-	-	-	-	-	-	7,141	$ 0.33
Less: pro forma intangible amortization and depreciation, net of tax	(624)	(0.03)	(1,044)	$ (0.05)	(1,668)	(0.08)	-	-	-	-	-	-	(1,668)	$ (0.08)
Plus: legacy EQ accretion and closure/post-closure expense, net of tax	290	0.01	355	$ 0.02	644	0.03	-	-	-	-	-	-	644	$ 0.03
Less: pro forma accretion and closure/post-closure expense, net of tax	(356)	(0.02)	(363)	$ (0.02)	(719)	(0.03)	-	-	-	-	-	-	(719)	$ (0.03)
Plus: intercompany transactions with legacy US Ecology, net of tax	81	0.00	30	$ 0.00	111	0.01	-	-	-	-	-	-	111	$ 0.01
Plus / (less): pro forma tax benefit / (expense) adjustment	118	0.01	(471)	$ (0.02)	(353)	(0.02)	-	-	-	-	-	-	(353)	$ (0.02)
Legacy EQ pro forma net income/earnings per diluted share	$ (2,570)	$ (0.12)	$ (1,792)	$ (0.08)	$ (4,362)	$ (0.20)	$ 3,496	$ 0.16	$ 895	$ 0.04	$ 4,391	$ 0.20	$ 29	$ 0.00
US Ecology pro forma net income/earnings per diluted share	**$ 6,856**	**$ 0.32**	**$ 7,757**	**$ 0.36**	**$ 14,613**	**$ 0.68**	**$ 13,543**	**$ 0.62**	**$ 9,191**	**$ 0.42**	**$ 22,735**	**$ 1.04**	**$ 37,348**	**$ 1.72**
Shares used in earnings per diluted share calculation	21,475		21,667				21,680		21,673				21,655	

[1]Pro forma Diluted Earnings Share reflects diluted EPS as if the EQ transaction had occurred on January 1, 2014

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Pro forma Results: Adjusted EBITDA[1]

(in thousands)	For the quarter ended 3/31/2014	For the quarter ended 6/30/2014	For the six months Ended 6/30/2014	For the quarter ended 9/30/2014	For the quarter ended 12/31/2014	For the six months 12/31/2014	For the year ended 12/31/2014
Legacy US Ecology Net Income	$ 9,361	$ 5,959	$ 15,321	$ 9,836	$ 7,782	$ 17,618	$ 32,939
Business development costs, net of tax	120	3,127	3,247	-	-	-	3,247
Less: intercompany transactions with legacy EQ, net of tax	(81)	(30)	(111)	211	514	725	614
Plus: pro forma unused LOC fees, net of tax	26	493	519	-	-	-	519
US Ecology pro forma net income	9,426	9,549	18,975	10,047	8,296	18,343	37,318
Income tax expense	5,271	5,829	11,100	5,935	4,826	10,761	21,861
Interest expense, net	3	(32)	(29)	0	0	0	(29)
Foreign currency (gain)/loss	941	(744)	197	831	471	1,303	1,499
Other income	(86)	(148)	(234)	(129)	(89)	(217)	(452)
Depreciation and amortization of plant and equipment	3,839	3,893	7,732	3,752	3,964	7,716	15,448
Amortization of intangible assets	352	356	709	357	343	699	1,408
Stock-based compensation	269	255	525	299	313	613	1,137
Accretion and non-cash adjustments of closure & post-closure obligations	330	317	647	467	310	777	1,425
Legacy US Ecology pro forma Adjusted EBITDA	$ 20,345	$ 19,276	$ 39,621	$ 21,559	$ 18,436	$ 39,995	$ 79,616
Legacy EQ net income	$ (3,324)	$ (19,721)	$ (23,045)	$ 3,496	$ 895	$ 4,391	$ (18,654)
Plus: legacy EQ interest expense, net of tax	1,096	1,454	2,551	-	-	-	2,551
Less: pro forma interest expense on new credit facility, net of tax	(2,801)	(2,426)	(5,227)	-	-	-	(5,227)
Plus: legacy EQ intangible amortization, net of tax	2,395	4,746	7,141	-	-	-	7,141
Less: pro forma intangible amortization and depreciation, net of tax	(624)	(1,044)	(1,668)	-	-	-	(1,668)
Plus: legacy EQ accretion and closure/post-closure expense, net of tax	290	355	644	-	-	-	644
Less: pro forma accretion and closure/post-closure expense, net of tax	(356)	(363)	(719)	-	-	-	(719)
Plus: seller transaction/business development costs, net of tax	437	13,469	13,906	-	-	-	13,906
Plus: management fees and other adjustments, net of tax	118	2,179	2,296	-	-	-	2,296
Plus: intercompany transactions with legacy US Ecology, net of tax	81	30	111	-	-	-	111
Plus / (less): pro forma tax benefit / (expense) adjustment	118	(471)	(353)	-	-	-	(353)
Legacy EQ pro forma net income	$ (2,570)	$ (1,792)	$ (4,362)	$ 3,496	$ 895	$ 4,391	$ 29
Pro forma income tax (benefit) / expense	(1,643)	(1,086)	(2,729)	2,567	433	3,000	271
Pro forma interest expense, net	4,591	3,947	8,538	4,534	5,156	9,690	18,227
Pro forma other income	(74)	(202)	(276)	(142)	(3)	(145)	(421)
Pro forma depreciation and amortization of plant and equipment	2,309	2,935	5,244	4,605	3,718	8,323	13,567
Pro forma amortization of intangible assets	2,881	3,387	6,268	3,661	2,632	6,293	12,561
Pro forma stock-based compensation	-	-	-	45	67	112	112
Pro forma accretion and non-cash adjustments of closure & post-closure obligations	583	652	1,235	492	671	1,163	2,397
Legacy EQ pro forma Adjusted EBITDA	$ 6,077	$ 7,841	$ 13,918	$ 19,257	$ 13,570	$ 32,827	$ 46,745
US Ecology consolidated pro forma Adjusted EBITDA	**$ 26,422**	**$ 27,117**	**$ 53,539**	**$ 40,816**	**$ 32,005**	**$ 72,822**	**$ 126,361**

[1]Pro forma Adjusted EBITDA reflects Adjusted EBITDA as if the EQ transaction had occurred on January 1, 2014

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